CFP GROUP, INC.

                             1998 STOCK OPTION PLAN


1. PURPOSE OF THE PLAN

         The purpose of the CFP GROUP, INC. 1998 STOCK OPTION PLAN (the "Plan") is (i) to further the growth and success of CFP GROUP, INC., a Delaware corporation (the "Company"), and its Subsidiaries (as hereinafter defined) by enabling directors and employees of, and independent consultants to, the Company and any of its Subsidiaries to acquire shares of the Class B Nonvoting Common Stock, $.01 par value (the "Common Stock"), of the Company, thereby increasing their personal interest in such growth and success, and (ii) to provide a means of rewarding outstanding performance by such persons to the Company and/or its Subsidiaries. Options granted under the Plan may be either "incentive stock options" ("ISOs"), intended to qualify as such under the provisions of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or non-qualified stock options ("NSOs"). For purposes of this Plan, the terms "Parent" and "Subsidiary" mean "Parent Corporation" and "Subsidiary Corporation," respectively, as such terms are defined in Sections 424(e) and (f) of the Code. Unless the context otherwise requires, any ISO or NSO and each Time Vesting Option and Performance Option shall hereinafter be referred to individually as an "Option" and collectively, as the "Options".

2.  ADMINISTRATION OF THE PLAN

         (a) Stock Option Committee

         The Plan shall be administered by the Board of Directors of the Company (the "Board") or a Stock Option Committee (the "Committee") consisting of two or more Non- Employee Directors (as such term is defined in Rule 16b-3 ("Rule 16b-3") promulgated by the Securities and Exchange Commission (the "SEC") under the Securities Exchange Act of 1934, as amended (the "1934 Act") appointed to such Committee from time to time by the Board. The members of the Committee may be removed by the Board at any time either with or without cause. Any vacancy on

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the Committee,  whether due to action of the Board or any other cause,  shall be filled by the Board. The term "Committee" shall, for all purposes of the Plan other than this Section 2, be deemed to refer to the Board if the Board is administering the Plan.

         (b) Procedures

         If the Plan is administered by a Committee, the Board shall from time to time select a Chairman from among the members of the Committee. The Committee shall adopt such rules and regulations as it shall deem appropriate concerning the holding of meetings and the administration of the Plan. A majority of the entire Committee shall constitute a quorum and the actions of a majority of the members of the Committee present at a meeting at which a quorum is present, or actions approved in writing by all of the members of the Committee, shall be the actions of the Committee.

         (c) Interpretation

         Except as otherwise expressly provided in the Plan, the Committee shall have all powers with respect to the administration of the Plan, including, without limitation, full power and authority to interpret the provisions of the Plan and any Option Agreement (as defined in Section 5(b)), and to resolve all questions arising under the Plan. All decisions of the Board or the Committee, as the case may be, shall be conclusive and binding on all participants in the Plan.

3.  SHARES OF STOCK SUBJECT TO THE PLAN

         (a) Number of Shares

         Subject to the provisions of Section 9 (relating to adjustments upon changes in capital structure and other corporate transactions), the number of shares of Common Stock subject at any one time to Options granted under the Plan, plus the number of shares of Common Stock theretofore issued and delivered pursuant to the exercise of Options granted under the Plan, shall not exceed 5,375 shares (the "Aggregate Plan Shares"). The Aggregate Plan Shares may be apportioned among two types of Options and those which may be granted at any time and which shall vest based solely upon the passage of time (the "Time Vesting Options") and those which may be granted at any time and

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which vest based upon the Company's  achievement of certain financial objectives
(the "Performance Options"). The Options shall also be subject to the following:

         (i) the number of shares of Common Stock subject at any one time to the Time Vesting Options plus the number of shares of Common Stock theretofore issued and delivered pursuant to the exercise of the Time Vesting Options shall not exceed 770 shares; and

         (ii) the number of shares of Common Stock subject at any one time to the Performance Options plus the number of shares of Common Stock theretofore issued and delivered pursuant to the exercise of the Performance Options granted hereunder shall not exceed 4,605 shares.

If and to the extent that Options granted under the Plan terminate, expire or are canceled without having been fully exercised, new Options may, at the sole discretion of the Committee, be granted under the Plan with respect to the shares of Common Stock covered by the unexercised portion of such terminated, expired or canceled Options.

         (b) Character of Shares

         The shares of Common Stock issuable upon exercise of an Option granted under the Plan shall be (i) authorized but unissued shares of Common Stock, (ii) shares of Common Stock held in the Company's treasury or (iii) a combination of the foregoing.

         (c) Reservation of Shares

         The number of shares of Common Stock reserved for issuance under the Plan shall at no time be less than the maximum number of shares which may be purchased at any time pursuant to outstanding Options.

4.  ELIGIBILITY

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         (a) General

         Options may be granted under the Plan only to (i) persons who are employees of, or independent consultants to, the Company or any of its Subsidiaries and (ii) persons who are directors of the Company or any of its Subsidiaries.

         Options granted to employees of the Company or any of its Subsidiaries shall be, in the discretion of the Committee, either ISOs or NSOs, and Options granted to independent consultants to or directors of the Company or any of its Subsidiaries who are not employees of the Company or any of its Subsidiaries shall be NSOs. Notwithstanding the foregoing, Options may be conditionally granted to persons who are prospective employees or directors of, or independent consultants to, the Company or any of its Subsidiaries; provided, however, that any such conditional grant of an ISO to a prospective employee shall, by its terms, become effective no earlier than the date on which such person actually becomes an employee.

         (b) Exceptions

         Notwithstanding anything contained in Section 4(a) to the contrary:

         (i) no ISO may be granted under the Plan to an employee who owns, directly or indirectly (within the meaning of Sections 422(b)(6) and 424(d) of the Code), stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its Parent, if any, or any of its Subsidiaries, unless (A) the Option Price (as defined in Section 6(a)) of the shares of Common Stock subject to such ISO is fixed at not less than 110% of the Fair Market Value on the date of grant (as determined in accordance with Section 6(b)) of such shares and (B) such ISO by its terms is not exercisable after the expiration of five years from the date it is granted; and

         (ii) no Option may be granted to a person (A) who has been appointed pursuant to Section 2(a) to serve on the Committee effective as of a future date at any time during the period from the date such appointment is made to the date such appointment is to become effective or (B) who is serving as a member of the Committee.

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5.  GRANT OF OPTIONS

         (a) General

         Options may be granted under the Plan at any time and from time to time on or prior to the tenth anniversary of the Effective Date (as defined in Section 11). Subject to the provisions of the Plan, the Committee shall have plenary authority, in its discretion, to determine:

         (i) the persons (from among the class of persons eligible to receive Options under the Plan) to whom Options shall be granted (the "Optionees");

         (ii) the time or times at which Options shall be granted;

         (iii) the number of shares subject to each Option;

         (iv) the Option Price of the shares subject to each Option, which price, in the case of ISOs, shall be not less than the minimum specified in
Section 4(b)(i) or Section 6(a) (as applicable); and

         (v) the time or times when each Option shall become exercisable and the duration of the exercise period.

         (b) Option Agreements

         Each Option granted under the Plan shall be designated as an ISO or an NSO and shall be subject to the terms and conditions applicable to ISOs and/or NSOs (as the case may be) set forth in the Plan; provided, however, that any Option deemed by the Committee to be an ISO that for any reason does not qualify as an incentive stock option under Section 422 of the Code shall be treated for all purposes under the Plan as an NSO. In addition, each Option shall be evidenced by a written agreement (an "Option Agreement"), containing such terms and conditions not inconsistent with the Plan, as the Committee shall, in its discretion provide. Each Option Agreement shall be executed by the Company and the Optionee.

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         (c) No Evidence of Employment or Service

         Nothing contained in the Plan or in any Option Agreement shall confer upon any Optionee any right with respect to the continuation of his or her employment by or service with the Company or any of its Subsidiaries or interfere in any way with the right of the Company or any such Subsidiary (subject to the terms of any separate agreement to the contrary) at any time to terminate such employment or service or to increase or decrease the compensation of the Optionee from the rate in existence at the time of the grant of an Option.

         (d) Date of Grant

         The date of grant of an Option under this Plan shall be the date as of which the Committee approves the grant; provided, however, that in the case of an ISO, the date of grant shall in no event be earlier than the date as of which the Optionee becomes an employee of the Company or one of its Subsidiaries.

6.  OPTION PRICE

         (a) General

         Subject to Section 9, the price (the "Option Price") at which each share of Common Stock subject to an Option granted under the Plan may be purchased shall be determined by the Committee at the time the Option is granted; provided, however, that in the case of an ISO, such Option Price shall in no event be less than 100% of the Fair Market Value on the date of grant (as determined in accordance with Section 6(b)) of such share of Common Stock; and provided further, however, that (x) in the case of an NSO granted at any time after the initial public offering of the Common Stock, such Option Price shall in no event be less than 100% of the Fair Market Value on the date of grant (as determined in accordance with Section 6(b)) of such Common Stock, (y) in the case of any Performance Option, such Option Price shall in no event be less than the Fair Market Value on the date of grant (as determined in accordance with Section 6(b)) or $289.02, whichever is greater and (z) in the case of any Time Vesting Option, such Option Price shall in no event be less than the Fair Market Value on the date of grant (as determined in accordance with Section 6(b)) or $289.02 whichever is greater.

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         (b) Determination of Fair Market Value

         Subject to the requirements of Section 422 of the Code, for purposes of the Plan, the "Fair Market Value" of shares of Common Stock shall be equal to:

         (i) if such shares are publicly traded, (x) the closing price, if applicable, or the average of the last bid and asked prices on the date of grant or, if lower, the average of the daily closing prices (or the means between the last bid and asked prices for days on which no sales took place) of the 30 business days immediately preceding the date of grant, in the over-the-counter market as reported by NASDAQ or (y) if the Common Stock is then traded on a national securities exchange, the average of the high and low prices on the date of grant or, if lower, the average of the daily closing prices (or the means between the last bid and asked prices for days on which no sales took place) of the 30 business days immediately preceding the date of grant, on the principal national securities exchange on which it is so traded; or

         (ii) if there is no public trading market for such shares, the fair value of such shares on the date of grant as determined by the Committee without regard in respect to any such determination for any discount, including without limitation, for the fact that such share is nonvoting common stock, is held by a minority stockholder, that there is no public market for the stock, or if there were a public market for such stock, such stock would be "restricted" as defined under Rule 144 promulgated under the Securities Act of 1933, after taking into consideration all other factors which it deems appropriate, including without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arms' length.

         Notwithstanding anything contained in the Plan to the contrary, all determinations pursuant to Section 6(b)(ii) shall be made without regard to any restriction other than a restriction which, by its terms, will never lapse.

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         (c) Repricing of NSOs

         Subsequent to the date of grant of any NSO, the Committee may, at its discretion and with the consent of the Optionee, establish a new Option Price for such NSO so as to increase or decrease the Option Price of such NSO.

7.  VESTING AND EXERCISABILITY OF OPTIONS

         (a) Committee Determination

         Each Option granted under the Plan shall be exercisable at such time or times, or upon the occurrence of such event or events, and for such number of shares subject to the Option, as shall be determined by the Committee and set forth in the Option Agreement evidencing such Option; provided, however, that if the Company files a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), for the initial public offering of its securities, no Option granted under the Plan shall be exercisable during the 270-day period immediately following the effective date of such registration statement. Subject to the proviso of the immediately preceding sentence, if an Option is not at the time of grant immediately exercisable, the Committee may
(i) in the Option Agreement evidencing such Option, provide for the acceleration of the exercise date or dates of the subject Option upon the occurrence of specified events and/or (ii) at any time prior to the complete termination of an Option, accelerate the exercise date or dates of such Option.

         (b) Automatic Termination of Option

         The unexercised portion of any Option granted under the Plan shall automatically terminate and shall become null and void and be of no further force or effect upon the first to occur of the following:

         (i) the tenth anniversary of the date on which such Option is granted or, in the case of any ISO granted to a person described in Section 4(b), the fifth anniversary of the date on which such ISO is granted;

         (ii) the expiration of three months from the date that the Optionee ceases to be an employee or director of, or

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independent consultant to, the Company or any of its Subsidiaries (other than as a result of an Involuntary Termination (as defined in clause (iii) below)) or a Termination For Cause (as defined in clause (iv) below)); provided, however, that if the Optionee shall die during such three-month period, the time of termination of the unexercised portion of such Option shall be the expiration of 12 months from the date that such Optionee ceased to be an employee or director of, or independent consultant to, the Company or any of its Subsidiaries;

         (iii) the expiration of six months from the date that the Optionee ceases to be an employee or director of, or independent consultant to, the Company or any of its Subsidiaries, if such termination is due to such Optionee's death or permanent and total disability (within the meaning of Section 22(e)(3) of the Code) (an "Involuntary Termination");

         (iv) immediately if the Optionee ceases to be an employee or director of, or independent consultant to, the Company or any of its Subsidiaries, if such termination is for Cause or is otherwise attributable to a breach by the Optionee of an employment, consulting or other similar agreement with the Company or any such Subsidiary (a "Termination For Cause");

         (v) the expiration of such period of time or the occurrence of such event as the Committee, in its discretion, may provide in the Option Agreement;

         (vi) on the effective date of a Corporate Transaction (as defined in Section 9(b)(i)) to which Section 9(b)(ii) (relating to assumptions and substitutions of Options) does not apply; provided, however, subject to the discretion of the Committee, that an Optionee's right to exercise any Option outstanding prior to such effective date shall in all events be suspended during the period commencing 10 days prior to the proposed effective date of such Corporate Transaction and ending on either the actual effective date of such Corporate Transaction or upon receipt of notice from the Company that such Corporate Transaction will not in fact occur; and

         (vii) except to the extent permitted by Section 9(b)(ii), the date on which an Option or any part thereof or right or privilege relating thereto is transferred (otherwise than by will or the laws of descent and distribution), assigned,

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pledged, hypothecated, attached or otherwise disposed of by the Optionee.

         The Board shall have the power to determine what constitutes a Termination For Cause for purposes of the Plan, and the date upon which such Termination For Cause shall occur. All such determinations shall be final and conclusive and binding upon the Optionee.

         Anything contained in the Plan to the contrary notwithstanding, unless otherwise provided in an Option Agreement, no Option granted under the Plan shall be affected by any change of duties or position of the Optionee (including a transfer to or from the Company or one of its Subsidiaries), so long as such Optionee continues to be an employee or director of, or independent consultant to, the Company or one of its Subsidiaries.

         (c) Limitations on Exercise

         Anything contained in the Plan to the contrary notwithstanding, an ISO granted under the Plan to an Optionee shall not be considered an ISO to the extent that the aggregate Fair Market Value on the date of grant of such ISO (as determined in accordance with Section 6(b)) of all stock with respect to which incentive stock options are exercisable for the first time by such Optionee during any calendar year (under all plans of the Company and its subsidiaries) exceeds $100,000, and such portion shall be deemed to be an NSO.

         (d) Vesting of Performance Options

         Each Performance Option, subject to the provisions of the Option Agreement covering such Performance Option, shall vest as follows:

         (i) On each Vesting Date a portion of the Options granted to an Optionee, which amount shall be equal to the Annual Vesting Amount for the preceding Fiscal Year, shall immediately become vested and available for exercise.

         (ii) In addition to any Options which may vest pursuant to the provisions of clause (i) of this subsection (d), if, on any Vesting Date occurring in 2000, 2001, 2002, and 2003,

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the Actual EBITDA  exceeds  Annual Target EBITDA for the preceding  Fiscal Year, then an additional portion of the Options granted to an Optionee, which amount shall be equal to the Cumulative Vesting Amount for the preceding Fiscal Year less all Options vested up to such Vesting Date (including the Annual Vesting Amount for such preceding Fiscal Year), shall immediately become vested and available for exercise.

         (iii) Notwithstanding anything contained in the Plan or such Option Agreement to the contrary, subject to Section 9 of such Option Agreement, once the Option has become exercisable under clauses (i) and (ii) above with respect to any number of Option Shares, such number shall not be reduced on any subsequent Vesting Date.

         (iv) In the event the Company makes any major capital expenditures not contemplated by the projections upon which Annual Target EBITDA and Cumulative Target EBITDA are based, or consummates any mergers or acquisitions (whether of assets or stock or other interests) or other extraordinary transactions, the Board will determine in good faith appropriate adjustments to the Annual Target EBITDA and Cumulative Target EBITDA, which adjustments shall be final and binding.

         (v) Except as otherwise provided in Sections 7 and 9, the Option shall remain exercisable as to all such Vested Shares until the expiration of the Option Term. Upon a Termination of Relationship, the unvested portion of the Option shall simultaneously terminate as of the date of such Termination of Relationship.

         (e) Accelerated Vesting of Performance Options

         (i) In addition to any Options which may vest pursuant to the subsection (d) above, if all or substantially all of the assets, or all or substantially all of the capital stock, whether pursuant to a stock sale or merger, is sold (a "Sale of the Company"), prior to the Vesting Date occurring on June 30, 2003, a portion of the Options granted to an Optionee, which amount shall be equal to the Accelerated Vesting Amount (as set forth on Annex I attached to such Optionee's Option Agreement) for the corresponding Fiscal Year, shall immediately become vested and available for exercise.

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         (ii) In addition to any Option that may vest  pursuant to clause (i) of this subsection (e), in the event the Sale of the Company occurs within six months of the end of any Fiscal Year, and EBITDA for the twelve months ending in the month of the consummation of the Sale of the Company (the "LTM EBITDA") is equal to, or exceeds, the midpoint of the range between the Target EBITDA for the immediately previous Fiscal Year and Target EBITDA for that current Fiscal Year, then a portion of the Options granted to an Optionee, which amount shall be equal to the Annual Vesting Amount for the current Fiscal Year, shall immediately become vested and available for immediate exercise. For purposes of determining the Annual Vesting Amount pursuant to this clause (ii), the Annual Vesting Ratio shall equal the lesser of (i) 100% and (ii) the product of (x) 5 and (y) the positive difference between (A) the LTM EBITDA divided by the Prorated Annual Target EBITDA and (B) .80.

8.  PROCEDURE FOR EXERCISE

         (a) Payment

         At the time an Option is granted under the Plan, the Committee shall, in its discretion, specify one or more of the following forms of payment which may be used by an Optionee upon exercise of his Option:

         (i) cash or personal or certified check payable to the Company in an amount equal to the aggregate Option Price of the shares with respect to which the Option is being exercised;

         (ii) stock certificates (in negotiable form) representing shares of Common Stock having a Fair Market Value on the date of exercise (as determined in accordance with Section 6(b) as if the date of exercise were the date of grant) equal to the aggregate Option Price of the shares with respect to which the Option is being exercised;

         (iii) a promissory note payable to the Company in an amount equal to the aggregate Option Price of the shares with respect to which the Option is being exercised secured by the shares issued upon exercise the Option being exercised; or

         (iv) a  combination  of the methods set forth in clauses (i),  (ii) and
(iii).

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

         (b) Notice

         An Optionee (or other person, as provided in Section 10(b)) may exercise an Option granted under the Plan in whole or in part (but for the purchase of whole shares only), as provided in the Option Agreement evidencing his Option, by delivering a written notice (the "Notice") to the Secretary of the Company. The Notice shall:

         (i) state that the Optionee elects to exercise the Option;

         (ii) state the number of shares with respect to which the Option is being exercised (the "Optioned Shares");

         (iii) state the method of payment for the Optioned Shares (which method must be available to the Optionee under the terms of his or her Option Agreement);

         (iv) state the date upon which the Optionee desires to consummate the purchase (which date must be prior to the termination of such Option and no later than 30 days from the delivery of such Notice);

         (v) include a copy of any election  filed by the  Optionee  pursuant to
Section 83(b) of the Code;

         (vi) if the Option is received pursuant to Section 10(b) by any person other than the Optionee, include evidence to the satisfaction of the Committee of the right of such person to exercise the Option; and

         (vii) include such further provisions consistent with the Plan as the Committee may from time to time require.

         The exercise date of an Option shall be the date on which the Company receives the Notice from the Optionee.

         (c) Issuance of Certificates

         The Company shall issue a stock certificate in the name of the Optionee (or such other person exercising the Option in accordance with the provisions of Section 10(b)) for the Optioned Shares as soon as practicable after receipt of the Notice and

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payment of the aggregate Option Price for such shares.  Neither the Optionee nor any person exercising an Option in accordance with the provisions of Section 10(b) shall have any privileges as a stockholder of the Company with respect to any shares of stock subject to an Option granted under the Plan until the date of issuance of a stock certificate pursuant to this Section 8(c).

9.  ADJUSTMENTS

         (a) Changes in Capital Structure

         Subject to Section 9(b), if the Common Stock is changed by reason of a stock split, reverse stock split, stock dividend or recapitalization, or converted into or exchanged for other securities as a result of a merger, consolidation or reorganization, the Committee shall make such adjustments in the number and class of shares of stock with respect to which Options may be granted under the Plan as shall be equitable and appropriate in order to make such Options, as nearly as may be practicable, equivalent to such Options immediately prior to such change. A corresponding adjustment changing the number and class of shares allocated to, and the Option Price of, each Option or portion thereof outstanding at the time of such change shall likewise be made. Notwithstanding anything contained in the Plan to the contrary, in the case of ISOs, no adjustment under this Section 9(a) shall be appropriate if such adjustment (i) would constitute a modification, extension or renewal of such ISOs within the meaning of Sections 422 and 424 of the Code, and the regulations promulgated by the Treasury Department thereunder, or (ii) would, under Section 422 of the Code and the regulations promulgated by the Treasury Department thereunder, be considered as the adoption of a new plan requiring stockholder approval.

         (b) Corporate Transactions

         The following rules shall apply in connection with the dissolution or liquidation of the Company, a reorganization, merger or consolidation in which the Company is not the surviving corporation, or a sale of all or substantially all of the assets of the Company to another person or entity (each a "Corporate Transaction"):

         (i) each  holder of an Option  outstanding  at such time shall be given
(A) written notice of such Corporate Transaction at least 20 days prior to its proposed effective date (as specified in such notice) and (B) an opportunity, during the period commencing with delivery of such notice and ending 10 days prior to such proposed effective date, to exercise the Option to the full extent to which such Option would have been exercisable by the Optionee at the expiration of such 20-day period, which exercise may at the option of the holder be conditioned upon consummation of the Corporate Transaction; provided, however, that upon the occurrence of a Corporate Transaction, all Options granted under the Plan and not so exercised shall automatically terminate; and

         (ii)  notwithstanding  anything  contained in the Plan to the contrary,
Section 9(b)(i) shall not be applicable if provision shall be made in connection with such Corporate Transaction for the assumption of outstanding Options by, or the substitution for such Options of new options covering the stock of, the surviving, successor or purchasing corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number, kind and option prices of shares subject to such options; provided, however, that in the case of ISOs, the Board shall, to the extent not inconsistent with the best interests of the Company or its Subsidiaries (such best interests to be determined in good faith by the Board in its sole discretion), use its best efforts to ensure that any such assumption or substitution will not constitute a modification, extension or renewal of the ISOs within the meaning of Section 424(h) of the Code and the regulations promulgated by the Treasury Department thereunder.

         (c) Special Rules

         The following rules shall apply in connection with Section 9(a) and (b) above:

         (i) no fractional shares shall be issued as a result of any such adjustment, and any fractional shares resulting from the computations pursuant to Section 9(a) or (b) shall be eliminated without consideration from the respective Options;

         (ii) no adjustment shall be made for cash dividends or the issuance to stockholders of rights to subscribe for additional shares of capital stock of the Company or other securities; and

         (iii) any adjustments referred to in Section 9(a) or (b) shall be made by the Board or Committee (as the case may be) in its sole discretion and shall be conclusive and binding on all persons holding Options granted under the Plan.


10.  RESTRICTIONS ON OPTIONS AND OPTIONED SHARES

         (a) Compliance With Securities Laws

         No Options shall be granted under the Plan, and no shares of Common Stock shall be issued and delivered upon the exercise of Options granted under the Plan, unless and until the Company and/or the Optionee shall have complied with all applicable Federal or state registration, listing and/or qualification requirements and all other requirements of law or of any regulatory agencies having jurisdiction.

         The Committee in its discretion may, as a condition to the exercise of any Option granted under the Plan, require an Optionee (i) to represent in writing that the shares of Common Stock received upon exercise of an Option are being acquired for investment and not with a view to distribution and (ii) to make such other representations and warranties as are deemed appropriate by the Company. Stock certificates representing shares of Common Stock acquired upon the exercise of Options that have not been registered under the Securities Act shall, if required by the Committee, bear the following legend and such additional legends as may be required by the Option Agreement evidencing a particular Option:

         "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT ONLY AND MAY NOT BE PLEDGED, HYPOTHECATED, SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDER THE ACT OR AN OPINION OF COUNSEL TO THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED. IN ADDITION, THE TRANSFER OF THE SHARES REPRESENTED BY THIS CERTIFICATE IS RESTRICTED PURSUANT TO THE TERMS OF AN INCENTIVE STOCK OPTION AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF SUCH

         SHARES. COPIES OF THE INCENTIVE STOCK OPTION AGREEMENT MAY BE OBTAINED WITHOUT CHARGE FROM THE SECRETARY OF THE ISSUER."

         (b) Nonassignability of Option Rights

         No Option granted under this Plan shall be assignable or otherwise transferable by the Optionee except by will or by the laws of descent and distribution or, in the case of an NSO, with the consent of the Company. An Option may be exercised during the lifetime of the Optionee only by the Optionee. If an Optionee dies, his or her Option shall thereafter be exercisable during the period specified in Section 7(b)(ii) or (iii), as the case may be, by his or her executors or administrators to the full extent to which such Option was exercisable by the Optionee at the time of his or her death.

11.  EFFECTIVE DATE OF PLAN

         This Plan shall become effective on the date (the "Effective Date") of its adoption by the Board; provided, however, that no Option shall be exercisable by an Optionee unless and until the Plan shall have been approved by the stockholders of the Company in accordance with the provisions of its Certificate of Incorporation and By-laws, which approval shall be obtained by a simple majority vote of stockholders, voting either in person or by proxy, at a duly held stockholders' meeting, or by written consent, within 12 months before or after the adoption of the Plan by the Board.

12.  EXPIRATION AND TERMINATION OF THE PLAN

         Except with respect to Options then outstanding, the Plan shall expire on the first to occur of (i) the tenth anniversary of the date on which the Plan is adopted by the Board, (ii) the tenth anniversary of the date on which the Plan is approved by the stockholders of the Company and (iii) the date as of which the Board, in its sole discretion, determines that the Plan shall terminate (the "Expiration Date"). Any Options outstanding as of the Expiration Date shall remain in effect until they have been exercised or terminated or have expired by their respective terms.

13.  AMENDMENT OF PLAN

         The Board may, at any time prior to the Expiration Date, modify and amend the Plan in any respect; provided, however, that the approval of the holders of a majority of the votes that may be cast by all of the holders of shares of common stock and preferred stock of the Company, if any, entitled to vote (voting as a single class) shall be obtained prior to any such amendment becoming effective if such approval is required by law or is necessary to comply with regulations promulgated by the SEC under Section 16(b) of the 1934 Act or with Section 422 of the Code or the regulations promulgated by the Treasury Department thereunder.

14.  CAPTIONS

         The use of captions in this Plan is for convenience. The captions are not intended to provide substantive rights.

15.  DISQUALIFYING DISPOSITIONS

         If Optioned Shares acquired by exercise of an ISO granted under this Plan are disposed of within two years following the date of grant of the ISO or one year following the issuance of the Optioned Shares to the Optionee (a "Disqualifying Disposition"), the holder of the Optioned Shares shall, immediately prior to such Disqualifying Disposition, notify the Company in writing of the date and terms of such Disqualifying Disposition and provide such other information regarding the Disqualifying Disposition as the Company may reasonably require.

16.  WITHHOLDING TAXES

         Whenever under the Plan shares of Common Stock are to be delivered by an Optionee upon exercise of an NSO, the Company shall be entitled to require as a condition of delivery that the Optionee remit or, in appropriate cases, agree to remit when due, an amount sufficient to satisfy all current or estimated future Federal, state and local withholding tax and employment tax requirements relating thereto. At the time of a Disqualifying Disposition, the Optionee shall remit to the Company in cash the amount of any applicable Federal, state and local withholding taxes and employment taxes.

17.  DEFINITIONS

         As used herein the following terms shall have the meanings set forth below:

                  "Affiliate" of any Person means any other Person directly or indirectly controlled by, controlling, or under common control with such Person.

                  "Annual Actual EBITDA" means, with respect to any Fiscal Year, the actual EBITDA for the 12-month period ending on the last day of such Fiscal Year.

                  "Annual Target EBITDA" means, with respect to any Fiscal Year, the number set forth in the Table on Annex I attached hereto in the row labelled 'Annual Target EBITDA' for such Fiscal Year.

                  "Annual Vesting Amount" means, with respect to any Optionee for any Fiscal Year, the greater of (i) zero and (ii) the product of the Maximum Annual Vesting Amount (as set forth in the table on Annex I attached to such Optionee's Option Agreement) and the Annual Vesting Ratio applicable to such Fiscal Year.

                  "Annual Vesting Ratio" means (except in the case of accelerated vesting pursuant to Section 7(e)(ii)), with respect to any Fiscal Year, the lesser of (i) 100% and (ii) the product of (x) 5 and
         (y) the positive difference between (A) Annual Actual EBITDA divided by Annual Target EBITDA and (B) .80.

                  "Cause" shall mean (A) as to any Optionee who has entered into an employment agreement with the Company or any of its Affiliates, "cause" as defined therein or (B) in addition, as to all other Optionees, resignation or any of the following: (i) any deliberate or intentional act or omission undertaken or omitted by such Optionee causing damage to the Company or any of its affiliates or any of their respective properties, assets or business; (ii) any fraud, misappropriation or embezzlement by such Optionee involving properties, assets or funds of the Company or any of its affiliates or a conviction of such Optionee, or pleading nolo contendere by such Optionee, to any crime or offense involving monies or other property of the Company or any of its affiliates or any other felony offense for any crime of gross moral turpitude; (iii) the violation by such Optionee of the provisions of any employment, non-competition or confidentiality agreement with the Company or any of its affiliates; (iv) such Optionee's material breach of any agreement to which he is a party with the Company or any of its affiliates; (v) any usurpation by such Optionee of a corporate opportunity of the Company or any of its affiliates; (vi) such Optionee's failure or refusal to perform any of his material duties, responsibilities or obligations as an employee of the Company; provided, however, that any action or omission by such Optionee taken in good faith and in the reasonable belief that such action or omission was in the best interests of the Company shall not constitute "Cause"; and provided further, however, that such Optionee shall be entitled to cure any action or inaction that unintentionally violates clause (iii) hereof or any violation of clause (iv) hereof, in each case within thirty (30) days of his receipt of written notice thereof from the Company.

                  "Cumulative Actual EBITDA" means, with respect to any Fiscal Year, the actual EBITDA for the period commencing on April 1, 1998 and ending on the last day of such Fiscal Year (with such period being treated as one accounting period for such purposes).

                  "Cumulative Target EBITDA" means, with respect to any Fiscal Year, the number set forth in the table on Annex I attached hereto in the row labelled 'Cumulative Target EBITDA' for such Fiscal Year.

                  "Cumulative Vesting Amount" means, with respect to any Optionee for any Fiscal Year, the greater of (i) zero and (ii) the product of the Maximum Cumulative Vesting Amount (as set forth in the table on Annex I attached to such Optionee's Option Agreement) and the Cumulative Vesting Ratio for such Fiscal Year.

                  "Cumulative Vesting Ratio" means, with respect to any Fiscal Year, the lesser of (i) 100% and (ii) the product of (x) 5 and (y) the positive difference between (A)

         Cumulative  Actual EBITDA  divided by Cumulative  Target EBITDA and (B)
         .80.

                  "EBITDA" means the net income of the Company excluding the effect of any Stipulated Items (as hereinafter defined) and before payment or provision for payment of (i) interest expense; (ii) any Federal, state, local or other taxes based on income; (iii) depreciation expense; and (iv) amortization of goodwill and other intangible assets.

                  "Option  Shares"  has the  meaning  ascribed  to such  term in
         Section 3 of each Option Agreement.

                  "Person"  means  any  individual,  partnership,   corporation,
         group, trust or other legal entity.

                  "Prorated Annual Target EBITDA" means for any Fiscal Year, the sum of (i) the Annual Target EBITDA for the immediately preceding Fiscal Year and (ii) the product of (A) the number of months which have elapsed during such Fiscal Year and (B) the quotient obtained by dividing (1) the difference between the Annual Target EBITDA for the current Fiscal Year and the Annual Target EBITDA for the immediately preceding Fiscal Year by (2) 12.

                  "Securities Purchase Agreement" means the Securities Purchase Agreement dated as of December 31, 1996, among Quality Foods, L.P., the partners of Quality Foods, L.P., certain additional beneficial owners of Quality Foods, L.P., the stockholders of QF Acquisition Corp., the stockholders of QF Management Corp., and CFP Holdings, Inc.

                  "Shares" means (i) the presently issued and outstanding shares of capital stock of the Company, any options or stock subscription warrants exercisable therefor (which options and warrants shall be deemed to be that number of outstanding shares of stock for which they are exercisable), (ii) any additional shares of capital stock of the Company hereafter issued and outstanding and (iii) any shares of capital stock of the Company into which such shares may be converted or for which they may be exchanged or exercised.

                  "Stipulated Items" means income or expense items of a character significantly different from those incurred in the typical or customary business activities of the Company conducted in the ordinary course or that would not be considered recurring factors in any evaluation of the ordinary operations of the business of the Company, including, but not limited to, (i) the sale or abandonment of a plant or significant segment of the business of the Company; (ii) the sale of an investment not acquired for resale; (iii) the writeoff of goodwill due to unusual events or developments within the fiscal year being considered; (iv) the condemnation or expropriation of properties; and (v) certain adjustments to the reserve accounts recorded by the Company; (vi) any management fees payable to First Atlantic Capital, Ltd. or any of its affiliates; and (vii) fees and expenses relating to the consummation of the transactions contemplated by the Securities Purchase Agreement and the Rule 144A debt offering of senior notes of the Company.

                  "Stockholder" means any Person owning Shares.

                  "Termination of Relationship" means the termination of the employment by or relationship with the Company of any Optionee for any reason whatsoever, including, but not limited to, termination by resignation, discharge (with or without cause), retirement, disability or non-renewal of an employment agreement between the Company or any of its successors and such Optionee for any reason whatsoever, including a termination of employment pursuant to the terms of any employment agreement between the Company or any of its successors and such Optionee.

                  "Unvested Shares" means the Option Shares with respect to which the Option is not exercisable at any particular time.

                  "Vested Shares" means the Option Shares with respect to which the Option is exercisable at any particular time.

                  "Vesting Date" means June 30 of each of 1999, 2000, 2001, 2002 and 2003.

18.  OTHER PROVISIONS

         Each Option granted under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Committee, in its sole discretion. Notwithstanding the foregoing, each ISO granted under the Plan shall include those terms and conditions which are necessary to qualify the ISO as an "incentive stock option" within the meaning of Section 422 of the Code and the regulations thereunder and shall not include any terms or conditions which are inconsistent therewith.

19.  NUMBER AND GENDER

         With respect to words used in this Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, and vice-versa, as the context requires.

20.  GOVERNING LAW

         The validity and construction of this Plan and the instruments evidencing the Options granted hereunder shall be governed by the laws of the State of Delaware.


As adopted by the Board of Directors
of CFP GROUP, INC.
on July __, 1998.